SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report:		July 1, 2015

Omagine, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

350 Fifth Avenue, 48th Floor, New York, N.Y.		10118
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;

[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 – Other Events

Further to its continuing efforts to keep our shareholders informed, Omagine, Inc. (the “Company”) is providing the following information:

On July 1, 2015, the Company’s 60% owned subsidiary, Omagine LLC (“LLC”), signed a Usufruct Agreement (“UA”) with the Government of Oman (the “Government”) whereby the Government granted LLC certain rights over the one million square meters (approximately 245 acres) of beachfront land (the “Omagine Site”), which rights include the right to sell such land on a freehold basis (the “Usufruct Rights”).

The Omagine Site will be utilized by LLC for the development in Oman by LLC of a mixed use tourism and residential project (the “Omagine Project”).

The Usufruct Agreement is now being registered with the Ministry of Housing (“MOH”) and officially stamped copies of such registered Usufruct Agreement evidencing LLC’s legal ownership of the Usufruct Rights over the land constituting the Omagine Site will then be sent by MOH to the Ministry of Tourism (“MOT”) and MOT will immediately thereafter deliver one such copy to Omagine LLC.

We expect this routine bureaucratic process to occur smoothly and efficiently and we expect to receive an officially stamped copy of the Usufruct Agreement very soon.

The Company will promptly thereafter inform its shareholders of the results of the recent land and Usufruct Rights valuations that LLC had previously commissioned.

Since, as a matter of professional practice, LLC’s independent auditor Deloitte & Co. LLP is not permitted to provide “internal accounting advice” to LLC while at the same time maintaining its independence from LLC as its “outside independent auditor” - a professional requirement of all independent auditors.

Since the value of the Usufruct Rights is substantial, Omagine LLC has - in an abundance of caution - retained the services of Price Waterhouse Coopers LLP (“PWC”) to provide LLC with PWC’s opinion of the precisely correct accounting method to be utilized in recording the value of the Usufruct Rights on the financial statements of LLC. LLC expects to receive the PWC opinion within 10 days from the date hereof.

Forward Looking Statements

Certain statements made in this report on Form 8-K are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from the future results implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company's actual results could differ materially from those set forth or implied in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2015

Omagine, Inc.
(Registrant)

By: /s/ Frank J. Drohan,
Frank J. Drohan, Chairman of the Board, President and Chief Executive Officer

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